UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 13, 2023

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 S. Capital of Texas Hwy., Building 1, Suite 330, Austin, Texas 78746

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (512) 716-0808

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

The information in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

On June 13, 2023, Iteris, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal fourth quarter for the year ended March 31, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events.

The Company expects to file a Notification of Late Filing on Form 12b-25 on or about the date hereof with respect to its Annual Report on Form 10-K for the fiscal year ended March 31, 2023 (the “Annual Report”). The Company is unable to file within the prescribed due date of June 14, 2023, without unreasonable effort or expense, because it requires additional time in completing the preparation and issuance of its financial statements to be included in such Annual Report. In particular, the Company is evaluating previously recorded amounts in the balance sheet from activity that predates current periods, and any possible adjustment resulting from this evaluation. This matter recently was identified, and the evaluation is not yet complete. The Company intends to complete its evaluation and file its Annual Report on or before June 29, 2023, in compliance with Rule 12b-25(b) under Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit	Description
99.1	Press release, dated June 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2023
ITERIS, INC.

	By:	/s/ Kerry A. Shiba
Kerry A. Shiba
Senior Vice President and Chief Financial Officer